Exhibit 99.1

NEWS RELEASE July 30, 2025

Tetra Tech Reports Strong Third Quarter 2025 Results

•	Revenue $1.37 billion and Net Revenue $1.15 billion
•	Net Revenue of $1.06 billion, up 11% Y/Y excluding USAID and DOS

•	Operating Income $165 million, up 28% Y/Y

•	EPS $0.43, up 34% Y/Y

•	Operating Cash Flow $350 million, up 148% Y/Y

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a leading provider of high-end consulting and engineering services in water, environment and sustainable infrastructure, today announced results for the third quarter ended June 29, 2025.

	Q3 FY25		YTD FY25
$ million (except EPS data)	Reported	Excluding USAID / DOS	Adjusted[1]	Excluding USAID / DOS
Revenue	$1,370	$1,264	$4,112	$3,560
Net Revenue[1]	$1,153	$1,062	$3,454	$2,990
Operating Income	$165	$159	$432	$396
EPS	$0.43	$0.41	$1.11	$1.01
Backlog	$4,277	$4,149	$4,277	$4,149

Third Quarter Highlights (Excluding USAID and DOS)

•	Revenue increased 10% Y/Y to $1.26 billion

•	Net Revenue increased 11% Y/Y to $1.06 billion

•	Operating Income increased 37% Y/Y to $159 million

•	EPS increased 46% Y/Y to $0.41

•	Backlog $4.15 billion, up Y/Y and sequentially

•	Days sales outstanding: 54 days

Year to Date Highlights (Excluding USAID and DOS)

•	Revenue increased 10% Y/Y to $3.56 billion

•	Net Revenue increased 10% Y/Y to $2.99 billion

•	Adjusted Operating Income increased 24% Y/Y to $396 million

•	Adjusted EPS increased 31% Y/Y to $1.01

[1]	Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. The reported adjusted operating income and EPS exclude non-cash goodwill impairment related to USAID in Q2-25 and legal contingency in Q1-25. Refer to tables at the end of the release and Regulation G Information for reconciliations to the comparable GAAP metrics.

Recent Key Wins

•	$990 million multiple-award contract for engineering design for NAVFAC Pacific

•	$249 million multiple-award contract for energy resilience for USACE Huntsville District

•	$248 million multiple-award contract for planning and engineering services for USACE Europe District

•	$190 million multiple-award contract for planning and engineering services for USACE Honolulu District

•	$94 million single-award contract for emergency preparedness and response services for U.S. EPA

•	$45 million multiple-award contract for environmental services for U.S. Department of the Interior

•	$22 million single-award contract for disaster recovery services for the State of Georgia

•	$10 million single-award contract for water digital automation systems for Los Angeles County

Quarterly Dividend and Share Repurchase Program

On July 28, 2025, Tetra Tech’s Board of Directors approved the Company’s 45th consecutive quarterly dividend at an amount of $0.065 per share, a 12% increase year-over-year, payable on August 29, 2025, to stockholders of record as of August 15, 2025. In the third quarter, Tetra Tech repurchased $25 million of common stock. Additionally, as of June 29, 2025, the Company had $648 million remaining under the approved share repurchase programs.

Chairman and CEO Comments

Dan Batrack, Chairman and CEO, commented, “Tetra Tech delivered another strong quarter with increasing revenue, record operating income, and significant operating margin expansion over the third quarter of last year. This performance is being driven by our high-end water, environmental and sustainable infrastructure services, which includes our clients’ increased funding for preparing and responding to natural disasters. Although the financial results for fiscal 2025 to date have exceeded our initial expectations, we are continuing to navigate the near-term financial impacts from the changes in U.S. federal government priorities and the related secondary impacts to our end markets.”

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

For fiscal 2025, Tetra Tech expects net revenue2 to range from $4.454 billion to $4.554 billion and adjusted EPS3 guidance to range from $1.49 to $1.54. For the fourth quarter of fiscal 2025, Tetra Tech expects net revenue to range from $1.0 billion to $1.1 billion and EPS to range from $0.38 to $0.43.

[2]	Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components, including subcontractor costs, required to provide such reconciliation with sufficient precision.
[3]	The adjustments in our guidance for EPS exclude legal contingency of $0.35 in Q1-25 and goodwill impairment of $0.31 in Q2-25.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the third quarter of fiscal 2025 results through a link posted on the Company’s website at tetratech.com on July 31, 2025, at 8:00 a.m. (PT).

Reconciliation of GAAP and Non-GAAP Items

In thousands (except EPS data)

	Three Months Ended		Nine Months Ended
	June 29, 2025	June 30, 2024	June 29, 2025	June 30, 2024
Revenue	$1,369,816	$1,344,323	$4,112,490	$3,824,205
USAID / DOS	(106,084)	(194,753)	(552,572)	(577,762)
Revenue excl. USAID / DOS	$1,263,732	$1,149,570	$3,559,918	$3,246,443

Revenue	$1,369,816	$1,344,323	$4,112,490	$3,824,205
Subcontractor costs	(216,800)	(234,742)	(658,439)	(646,828)
Net revenue	$1,153,016	$1,109,581	$3,454,051	$3,177,377
USAID / DOS	(91,305)	(154,503)	(464,104)	(470,294)
Net revenue excl. USAID / DOS	$1,061,711	$955,078	$2,989,947	$2,707,083

Operating Income	$164,986	$128,630	$227,114	$357,395
Legal contingency	-	-	115,000	-
Goodwill impairment	-	-	92,416	-
Contingent consideration	(58)	500	(2,355)	477
Adjusted Operating Income	$164,928	$129,130	$432,175	$357,872
USAID / DOS	(5,492)	(12,918)	(36,638)	(39,434)
Adjusted OI excl. USAID / DOS	$159,436	$116,212	$395,537	$318,438

EPS	$0.43	$0.32	$0.45	$0.88
Legal contingency	-	-	0.35	-
Goodwill impairment	-	-	0.31	-
Adjusted EPS	$0.43	$0.32	$1.11	$0.88
USAID / DOS	(0.02)	(0.04)	(0.10)	(0.11)
Adj. EPS excl. USAID / DOS	$0.41	$0.28	$1.01	$0.77

About Tetra Tech

Tetra Tech is the leader in water, environment and sustainable infrastructure, providing high-end consulting and engineering services for projects worldwide. With 30,000 employees working together, Tetra Tech provides clear solutions to complex problems by Leading with Science® to address the entire water cycle, protect and restore the environment, and design sustainable and resilient infrastructure. For more information about Tetra Tech, please visit tetratech.com or follow us on LinkedIn and Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on current expectations and beliefs of Tetra Tech’s management and currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; the impact of global pandemics; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in bank and capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended September 29, 2024. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth above in this release.

Tetra Tech, Inc
Balance Sheet - Unaudited
 (unaudited - in thousands, except par value)

	As of
	June 29,	September 29,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$242,833	$232,689
Accounts receivable, net	1,127,519	1,051,461
Contract assets	142,852	129,678
Prepaid expenses and other current assets	106,592	113,555
Total current assets	1,619,796	1,527,383

Property and equipment, net	70,302	73,065
Right-of-use assets, operating leases	186,145	177,950
Goodwill	2,084,872	2,046,569
Intangible assets, net	157,752	160,585
Deferred tax assets	109,477	105,529
Other non-current assets	125,103	101,595
Total assets	$4,353,447	$4,192,676

Liabilities and Equity
Current liabilities:
Accounts payable	$234,591	$197,440
Accrued compensation	313,335	332,096
Contract liabilities	389,856	351,738
Short-term lease liabilities, operating leases	64,109	63,419
Current contingent earn-out liabilities	35,362	26,934
Other current liabilities	338,868	247,900
Total current liabilities	1,376,121	1,219,527

Deferred tax liabilities	30,673	30,162
Long-term debt	862,483	812,634
Long-term lease liabilities, operating leases	145,045	140,095
Non-current contingent earn-out liabilities	34,369	21,812
Other non-current liabilities	162,660	138,033
Total liabilities	2,611,351	2,362,263

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at June 29, 2025 and September 29, 2024	-	-
Common stock - authorized, 750,000 shares of $0.01 par value; issued and outstanding, 262,752 and 267,717 shares at June 29, 2025 and September 29, 2024, respectively	2,628	2,677
Additional paid-in capital	-	35,900
Accumulated other comprehensive loss	(65,117)	(78,875)
Retained earnings	1,804,429	1,870,620
Tetra Tech stockholders' equity	1,741,940	1,830,322
Noncontrolling interests	156	91
Total stockholders' equity	1,742,096	1,830,413
Total liabilities and stockholders' equity	$4,353,447	$4,192,676

Tetra Tech, Inc
Consolidated Statements of Income
(unaudited - in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	June 29,	June 30,	June 29,	June 30,
	2025	2024	2025	2024
Revenue	$1,369,816	$1,344,323	$4,112,490	$3,824,205
Subcontractor costs	(216,800)	(234,742)	(658,439)	(646,828)
Other costs of revenue	(901,477)	(886,409)	(2,766,854)	(2,556,212)
Gross profit	251,539	223,172	687,197	621,165
Selling, general and administrative expenses	(86,611)	(94,042)	(255,022)	(263,293)
Legal contingency costs	-	-	(115,000)	-
Contingent consideration - fair value adjustments	58	(500)	2,355	(477)
Impairment of goodwill	-	-	(92,416)	-
Income from operations	164,986	128,630	227,114	357,395
Interest expense, net	(8,288)	(9,912)	(23,996)	(29,374)
Income before income tax expense	156,698	118,718	203,118	328,021
Income tax expense	(42,815)	(32,894)	(83,045)	(90,758)
Net income	113,883	85,824	120,073	237,263
Net income attributable to noncontrolling interests	(39)	(14)	(94)	(35)
Net income attributable to Tetra Tech	$113,844	$85,810	$119,979	$237,228

Earnings per share attributable to Tetra Tech:
Basic	$0.43	$0.32	$0.45	$0.89
Diluted	$0.43	$0.32	$0.45	$0.88

Weighted-average common shares outstanding:
Basic	263,026	267,575	265,589	267,255
Diluted	264,855	270,260	268,113	269,503

Tetra Tech, Inc.
Consolidated Statements of Cash Flows
 (unaudited - in thousands)

	Nine Months Ended
	June 29,	June 30,
	2025	2024
Cash flows from operating activities:
Net income	$120,073	$237,263

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	43,636	56,718
Amortization of stock-based awards	25,789	23,713
Deferred income taxes	(7,656)	(9,736)
Provision for losses on accounts receivables	3,406	-
Impairment of goodwill	92,416	-
Fair value adjustments to contingent consideration	(2,355)	477
Gain on cash surrender value of life insurance policies	(1,599)	-
Other non-cash items	3,781	3,769

Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable and contract assets	(65,886)	(54,286)
Prepaid expenses and other assets	(21,720)	(18,437)
Accounts payable	27,539	18,991
Accrued compensation	(15,991)	(7,982)
Contract liabilities	44,486	33,011
Income taxes receivable/payable	32,818	(16,436)
Cash settled contingent earn-out liability	(7,420)	-
Other liabilities	85,521	(13,955)
Net cash provided by operating activities	356,838	253,110

Cash flows from investing activities:
Payments for business acquisitions, net of cash acquired	(97,693)	(93,650)
Capital expenditures	(13,396)	(11,324)
Proceeds from sale of assets	882	666
Proceeds from company-owned life insurance policies	1,934	-
Net cash used in investing activities	(108,273)	(104,308)

Cash flows from financing activities:
Proceeds from borrowings	715,000	180,000
Repayments on long-term debt	(665,000)	(200,000)
Payment of debt issuance costs	(2,738)	-
Repurchases of common stock	(199,984)	-
Shares repurchased for tax withholdings on share-based awards	(13,942)	(12,906)
Payments of contingent earn-out liabilities	(14,805)	(29,112)
Stock options exercised	216	2,690
Dividends paid	(47,992)	(43,303)
Principal payments on finance leases	(5,742)	(4,827)
Net cash used in financing activities	(234,987)	(107,458)

Effect of exchange rate changes on cash and cash equivalents	(3,434)	2,146

Net increase in cash and cash equivalents	10,144	43,490
Cash and cash equivalents at beginning of period	232,689	168,831
Cash and cash equivalents at end of period	$242,833	$212,321

Supplemental information:
Cash paid during the period for:
Interest	$23,837	$26,867
Income taxes, net of refunds received of $13.6 million and $4.0 million	$55,523	$115,933

Noncash financing activities:
Excise taxes accrued but not paid	$1,513	$-

Tetra Tech, Inc.
Regulation G Information
June 29, 2025

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")

(in millions)

			2024							2025
	2022	2023	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos
Consolidated
Revenue	3,504.0	4,522.6	1,228.3	1,251.6	2,479.9	1,344.3	3,824.2	1,374.5	5,198.7	1,420.6	1,322.1	2,742.7	1,369.8	4,112.5
Subcontractor Costs	(668.5)	(771.5)	(213.1)	(199.0)	(412.1)	(234.7)	(646.8)	(230.0)	(876.8)	(223.3)	(218.4)	(441.7)	(216.8)	(658.5)
Net Revenue	2,835.5	3,751.1	1,015.2	1,052.6	2,067.8	1,109.6	3,177.4	1,144.5	4,321.9	1,197.3	1,103.7	2,301.0	1,153.0	3,454.0

GSG Segment
Revenue	1,820.9	2,158.9	575.0	597.1	1,172.2	640.6	1,812.7	670.6	2,483.4	751.8	661.4	1,413.2	673.0	2,086.2
Subcontractor Costs	(484.4)	(523.4)	(132.3)	(130.6)	(263.0)	(152.3)	(415.3)	(158.1)	(573.4)	(150.6)	(140.5)	(291.1)	(152.6)	(443.6)
Net Revenue	1,336.5	1,635.5	442.7	466.5	909.2	488.3	1,397.4	512.5	1,910.0	601.2	520.9	1,122.1	520.4	1,642.6

CIG Segment
Revenue	1,738.4	2,424.6	669.1	671.2	1,340.3	723.6	2,063.9	722.9	2,786.7	688.2	678.9	1,367.1	715.8	2,082.8
Subcontractor Costs	(239.3)	(309.0)	(96.6)	(85.1)	(181.7)	(102.2)	(283.9)	(90.9)	(374.8)	(92.1)	(96.1)	(188.2)	(83.2)	(271.4)
Net Revenue	1,499.1	2,115.6	572.5	586.1	1,158.6	621.4	1,780.0	632.0	2,411.9	596.1	582.8	1,178.9	632.6	1,811.4

Reconciliation of Net Income Attributable to Tetra Tech to Adjusted EBITDA

(in thousands)

			2024							2025
	2022	2023	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos
Net Income Attributable to Tetra Tech	263,125	273,420	74,972	76,446	151,418	85,810	237,228	96,154	333,382	747	5,388	6,135	113,844	119,979
Income Tax Expense	85,602	127,526	26,523	31,341	57,864	32,894	90,757	39,266	130,023	14,530	25,700	40,230	42,815	83,045
Interest Expense	11,584	46,537	9,578	9,883	19,461	9,912	29,374	7,897	37,271	7,218	8,491	15,709	8,287	23,996
Depreciation	13,859	19,980	6,951	5,637	12,588	5,713	18,301	5,421	23,722	5,402	5,248	10,650	5,410	16,059
Amortization	13,174	41,226	12,533	12,094	24,627	13,790	38,417	11,538	49,955	10,660	8,629	19,289	8,287	27,577
FX Hedge Gain	(19,904)	(89,402)	-	-	-	-	-	-	-	-	-	-	-	-
EBITDA	367,440	419,287	130,557	135,401	265,958	148,119	414,077	160,276	574,353	38,557	53,456	92,013	178,643	270,656

Contingent Consideration	-	12,255	(37)	14	(22)	500	477	2,064	2,541	(366)	(1,931)	(2,297)	(58)	(2,355)
Goodwill Impairment	-	-	-	-	-	-	-	-	-	-	92,416	92,416	-	92,416
Acquisition & Integration Expenses	-	49,554	-	-	-	-	-	7,138	7,138	-	-	-	-	-
Legal Contingency Costs	-	-	-	-	-	-	-	-	-	115,000	-	115,000	-	115,000
COVID-19 Credits	(6,486)	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	360,954	481,096	130,520	135,415	265,936	148,619	414,554	169,478	584,032	153,191	143,941	297,132	178,585	475,717